STATE STREET RESEARCH
                             INTERMEDIATE BOND FUND

ANNUAL REPORT
April 30, 1997

WHAT'S INSIDE

From the Chairman
The markets kept
us on our toes

Portfolio Manager's Review
Fair performance from
intermediate bonds

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

[DALBAR Logo]


For Excellence
in
Shareholder Service

                                                     STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN


[picture of Ralph Verni]



Dear Shareholder:

The markets kept us on our toes, but the past 12 months brought another year of positive returns for many investors. For a good portion of the year ended April 30, 1997, there were strong profits, low inflation and slow to moderate economic growth. The Lehman Brothers Aggregate and Government/Corporate Intermediate Bond Indices gained +7.08% and +6.41%, respectively, and the Standard & Poor's 500 Composite Index increased +25.12% for the year ended April 30, 1997.(1)

However, the first quarter of 1997 saw an increase in economic growth that exceeded expectations. This growth prompted the Federal Reserve to raise the Federal Funds rate by one-quarter point in March, the first such increase since early 1995.

The Fed's tightening had a predictable effect on both the stock and bond markets. The bond market anticipated and reacted to the Fed's action by experiencing negative returns for the first quarter. Bonds rallied in April, however, bringing all sectors back into positive territory for the year, as of this writing. The stock market, as measured by the Dow Jones Industrial Average, experienced its most sizable correction since 1990, then continued to rise, setting a new high. We believe the correction in the stock market was normal and long overdue. At current levels, we see stock market valuations as fairly reasonable, given today's relatively low interest rates and inflation.


What's the outlook?
The economy remains quite healthy, with unemployment low and job creation strong. Corporate profitability and consumer confidence also remain high. Therefore our outlook remains positive. We recommend that investors stay true to their long-term investment goals. In time, the markets tend to recover from short-term setbacks. If you are concerned about the current market environment, it is always a good idea to consult your investment professional.

Thank you for investing with State Street Research.

Sincerely,


[Ralph F. Verni signature]

Ralph F. Verni
Chairman

April 30, 1997



Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.



Performance results for the Fund are increased by the voluntary reduction of fund fees and expenses. The first figure reflects expense reduction; the second shows what results would have been without subsidization.

(1)The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Aggregate and Government/Corporate Intermediate Bond Indices are commonly used measures of bond market performance. The indices are unmanaged. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.

(3)"C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

(4)Cumulative total returns are not annualized.


--------------------------------------------------------------------------------


FUND INFORMATION (all data are for periods ended April 30, 1997 except where otherwise noted)
--------------------------------------------------------------------------------


SEC Average Annual Compound Rates
of Return for periods ended 3/31/97(2,3)


             Life of Fund
            (since 5/16/94)       1 Year
            -----------------   --------------
Class C     +6.32%/+5.11%       +4.20%/+2.92%

Average Annual Compound Rates of Return(2,3)


             Life of Fund
            (since 5/16/94)       1 Year
            -----------------   --------------
Class C     +6.56%/+5.34%       +5.85%/+4.54%

Cumulative Total Returns(2,4)

             Life of Fund
            (since 5/16/94)       1 Year
            -----------------   --------------
Class C     +20.69%/+16.66%     +5.85%/+4.54%


SEC Yield

Class C     6.45%/5.32%

SEC yield is based on the net investment income produced for the 30 days ended April 30, 1997.

PORTFOLIO MANAGER'S REVIEW

[picture of John H. Kallis]
John H. Kallis
Portfolio Manager


The following is a discussion with Intermediate Bond Fund portfolio manager John
H. Kallis. Jack has 35 years of investment experience.

Q: How did the Fund perform over the past twelve months?
A: I think the Fund did reasonably well and is positioned for the longer term. Although interest rates ended the period modestly higher, they experienced wide fluctuations within that time, which presented a challenging investment environment.

For the twelve months ended April 30, 1997, Intermediate Bond Fund's Class C shares generated a total return of +5.85%. The Fund underperformed the Lipper Analytical Services' Intermediate Investment Grade category, which provided an average total return of 6.46% for its 181 fund classes. We invested in bonds with longer maturities as interest rates were rising, aiming for higher yields. This strategy may have had a negative effect on Fund performance in the short term, but we believe it could help provide higher total returns in the future.

Q: What factors influenced the investment environment for high-quality bonds?
A: Simply put, it was investors' expectations of economic strength and its effect on future inflation. The economy showed both bursts of growth and slowdowns. As that occurred, investors adjusted their outlooks, which caused interest rates--and bond prices--to fluctuate. Despite these fluctuations, interest rates were only marginally higher and bond prices modestly lower at the end of the period. Throughout, inflation was contained.

Foreign investors were attracted to the U.S. bond market because of the U.S.'s favorable economic outlook and a strengthening dollar. Strong foreign demand also helped drive bond prices up.

As we ended the period, accelerating economic growth during both the fourth quarter of 1996 and the first quarter of 1997 had again raised investors' concerns about future inflation. The Federal Reserve raised the Federal Funds rate by one-quarter point in March 1997.


What strategies did you use in managing the portfolio?
A: We reduced the portfolio's holdings in mortgage-backed securities and increased its position in U.S. Treasury securities. Yields in mortgage-backed securities declined relative to U.S. Treasuries and we believed that U.S. Treasuries represented better long-term value.

We increased the Fund's duration. Duration measures a portfolio's sensitivity to changes in interest rates. The Fund's focus on intermediate maturities will continue to limit its price fluctuations. However, the longer duration improved the Fund's yield.

The Fund continues to be well-diversified, with 32% of net assets invested in corporate securities and foreign bonds, which performed well over the past twelve months.


What is your outlook for high-quality bonds going forward?
A: We think that interest rates could rise modestly over the near term and decline longer term as higher interest rates slow economic growth. Inflation is low, but investors are concerned that record-low unemployment and strong economic growth could stimulate inflation in the future. We think that the Federal Reserve may raise rates again as a preemptive strike against inflation. We are looking for a positive environment for intermediate high-quality bonds as investors benefit from solid economic growth and low inflation.


April 30, 1997

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Asset Allocation
(by percentage of net assets)

[tabular representation of Pie Chart]
U.S. Treasury Securities      54%
Corporate Bonds               31%
Mortgage Securities            7%
Cash                           7%
Foreign Government Bonds       1%


[tabular representation of Pie Chart]
Bond Quality Ratings
(by percentage of net assets)

AAA     78%
AA       5%
A       13%
BBB      4%

As rated by Standard & Poor's Corporation or Moody's Investors Service, Inc., or unrated but equivalent.
                                       2

STATE STREET RESEARCH INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
April 30, 1997

--------------------------------------------------------------------------------

                                     Principal   Maturity          Value
                                      Amount       Date          (Note 1)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES 93.4%
U.S. Treasury 54.0%
U.S. Treasury Bond, 9.875%   ...... $  175,000   11/15/2015     $  226,460
U.S. Treasury Note, 6.75% .........    675,000    5/31/1999        680,798
U.S. Treasury Note, 7.125%   ......  1,475,000    9/30/1999      1,500,119
U.S. Treasury Note, 6.875%   ......  1,175,000    3/31/2000      1,188,583
U.S. Treasury Note, 6.625%   ......    525,000    7/31/2001        526,475
U.S. Treasury Note, 7.50% .........    200,000   11/15/2001        207,218
U.S. Treasury Note, 6.25% .........    475,000    2/28/2002        468,616
U.S. Treasury Note, 7.25% .........  1,325,000    5/15/2004      1,367,851
U.S. Treasury Note, 7.875%   ......  1,725,000   11/15/2004      1,843,059
U.S. Treasury Note, 6.50% .........    750,000    8/15/2005        738,870
U.S. Treasury Note, 3.375%   ......    151,086    1/15/2007        148,678
                                                                 ---------
                                                                 8,896,727
                                                                 ---------
U.S. Agency 2.6%
Federal Home Loan Mortgage
  Corp. Note, 7.24% ...............    150,000    5/15/2002        149,250
Guaranteed Export Trust
  Notes, Series 95-B, 6.13%            264,706    6/15/2004        259,896
Guaranteed Export Trust
  Notes, Series 96-A, 6.55%             22,059    6/15/2004         21,916
                                                                   -------
                                                                   431,062
                                                                   -------
U.S. Agency Mortgage 4.1%
Federal National Mortgage
  Association, 8.00%   ............    198,867    4/01/2008        204,708
Government National Mortgage
  Association, 6.50%...............     64,787    2/15/2009         63,380
Government National Mortgage
  Association, 6.50%...............     86,810    5/15/2009         84,924
Government National Mortgage
  Association, 9.00%...............     72,682   11/15/2016         77,393
Government National Mortgage
  Association REMIC Series
  96-6-B, 6.50%  ..................    250,000   10/16/2017        244,962
                                                                   -------
                                                                   675,367
                                                                   -------
Canadian-Yankee 6.3%
Hydro Quebec Deb., 13.25% .........    250,000   12/15/2013        285,777
Province of Manitoba Global
  Note, 6.75% .....................     75,000    3/01/2003         74,202
Province of Ontario Deb.,
  11.50 %  ........................    175,000    3/10/2013        189,453
Province of Quebec Deb.,
  8.80 %   ........................    250,000    4/15/2003        270,060
Southern Investments Sr.
  Note, 6.375%   ..................     75,000   11/15/2001         73,077

                                     Principal   Maturity          Value
                                      Amount       Date          (Note 1)
                                    ------------ ------------   ------------
Talisman Energy Inc. Deb.,
  7.125%   ........................ $  150,000    6/01/2007     $  146,489
                                                                -----------
                                                                 1,039,058
                                                                -----------
Foreign Government 1.4%
                             Australian Dollar
Government of Australia, 10.00%        150,000    2/15/2006        133,152
                               Canadian Dollar
Government of Canada, 0.00%  ......     50,000   10/16/1997         35,309
                        European Currency Unit
Government of France, 8.00%        .    50,000    4/25/2003         63,176
                                                                -----------
                                                                   231,637
                                                                -----------
Finance/Mortgage 18.5%
Associates Corp. of North
  America Note, 6.375% ............ $  150,000   10/15/2002        145,499
Capital One Bank Sr. Note,
  7.08 %   ........................    150,000   10/30/2001        149,220
Chase Mortgage Finance
  Corp. Series 93L-5, 6.25%  ......     75,000   10/25/2024         72,375
CIT Group Holdings Inc. Note,
  6.75 %   ........................    100,000    5/15/2001         99,501
CNA Financial Corp. Note,
  6.75 %   ........................    175,000   11/15/2006        166,302
Columbia / HCA Healthcare
  Corp. Master Trust Note,
  6.87 %   ........................    125,000    9/15/2003        123,751
Countrywide Funding Corp.
  Master Trust Note, 6.28%   ......    175,000    1/15/2003        168,131
Countrywide Mortgage Inc.
  Series 1994-2 Class A-7,
  6.50 %   ........................    150,000    4/25/2008        149,484
Discover Credit Card Trust
  Series 1993 A, 6.25% ............    150,000    8/16/2000        149,859
Finova Capital Corp. Note,
  6.375%   ........................    100,000   10/15/2000         98,260
General Motors Acceptance
  Corp. Master Trust Note,
  7.85 %   ........................    275,000   11/17/1997        277,365
Household Affinity Credit Card
  Master Trust Series
  1994-1A, 5.57% ..................    150,000    5/15/2001        150,187
Household Finance Corp.
  Note, 6.875%   ..................     75,000    3/01/2003         74,152
Los Angeles County, California
  Pension Series 94-D,
  6.65 %   ........................    100,000    6/30/2003         98,702
NationsBank Master Trust
  Series 1995-1, 6.45% ............    575,000    4/15/2003        571,763

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                        Principal   Maturity           Value
                                                         Amount       Date            (Note 1)
----------------------------------------------------------------------------------------------
Finance/Mortgage (cont'd)
Prudential Home Mortgage
  Securities Co. Series 93-29
  A-6 PAC, 6.75%  ....................................  $ 86,762     8/25/2008      $    86,355
Prudential Home Mortgage
  Series 19 A-5, 7.00%  ..............................   110,062     6/25/2023          109,855
Sears Credit Account Master
  Trust Series 1995-2, 8.10%                             125,000     6/15/2004          128,633
Structured Assets Security
  Corp. Series 1996-CFL
  A-1C, 5.94%  .......................................   225,000     2/25/2028          221,695
                                                                                    -----------
                                                                                      3,041,089
                                                                                    -----------
Corporate 5.7%
Case Credit Corp. Note, 6.125%.                          100,000     2/15/2003           94,921
Chevron Corp. Profit Sharing
  Note, 8.11%  .......................................   125,000    12/01/2004          130,130
Darden Restaurants Inc.
  Note, 6.375% .......................................   175,000     2/01/2006          159,630
DeBartolo Capital Partnership
  A-2, 7.48%+  .......................................   150,000     5/01/2004          153,000
Electronic Data Systems Corp.
  Note, 6.85%+ .......................................   250,000     5/15/2000          250,530
Southern California Edison Co.
   Deb., 5.875%   ....................................   150,000     1/15/2001          144,999
                                                                                    -----------
                                                                                        933,210
                                                                                    -----------

                                                        Principal   Maturity           Value
                                                         Amount       Date            (Note 1)
                                                       ------------ ------------   ---------------
Trust Certificates 0.8%
Rural Electric Cooperative
  Grantor Trust Certificates,
    10.11%  ..........................................  $125,000    12/15/2017      $   133,774
                                                                                    -----------
Total Fixed Income Securities (Cost $15,591,716)......                               15,381,924
                                                                                    -----------
SHORT-TERM OBLIGATIONS 4.9%
American Express Credit
  Corp., 5.50% .......................................   254,000     5/01/1997          254,000
American Express Credit
  Corp., 5.48% .......................................   176,000     5/01/1997          176,000
American Express Credit
  Corp., 5.38% .......................................   373,000     5/01/1997          373,000
                                                                                    -----------
Total Short-Term Obligations (Cost $803,000) .........                                  803,000
                                                                                    -----------
Total Investments (Cost $16,394,716)--98.3%  .........                               16,184,924
Cash and Other Assets, Less Liabilities--1.7%   ......                                  284,048
                                                                                    -----------
Net Assets--100.0%   .................................                              $16,468,972
                                                                                    ===========
Federal Income Tax Information:
At April 30, 1997, the net unrealized depreciation of
  investments based on cost for Federal income tax
  purposes of $16,404,299 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost   ....................................                              $    44,094
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value   .......................................                                 (263,469)
                                                                                    -----------
                                                                                    $  (219,375)
                                                                                    ===========

--------------------------------------------------------------------------------


+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at April 30, 1997 were $406,108 and $403,530 (2.45% of net assets), respectively.

Forward currency exchange contracts outstanding at April 30, 1997 are as follows:
-------------------------------------------------------------------------------

                                                     Total Value
-------------------------------------------------------------------------------
Sell Australian dollars, Buy U.S. dollars              32,000 AUD
Sell Australian dollars, Buy U.S. dollars             150,000 AUD
Buy Australian dollars, Sell U.S. dollars              22,000 AUD
Sell Canadian dollars, Buy U.S. dollars                90,000 CAD
Buy Canadian dollars, Sell U.S. dollars                90,000 CAD
Sell Danish krone, Buy U.S. dollars                   710,300 DKK
Buy Danish krone, Sell U.S. dollars                   352,300 DKK
Buy Danish krone, Sell U.S. dollars                   358,000 DKK
Sell European currency units, Buy U.S. dollars         56,000 XEU



                                                                                Unrealized           Delivery
                                                    Contract Price     Appreciation (Depreciation)     Date
---------------------------------------------------------------------- ---------------------------- ----------
Sell Australian dollars, Buy U.S. dollars                 .75560  AUD            $  (773)            5/14/97
Sell Australian dollars, Buy U.S. dollars                 .77920  AUD                (41)            7/24/97
Buy Australian dollars, Sell U.S. dollars                 .77567  AUD                 90             5/14/97
Sell Canadian dollars, Buy U.S. dollars                   .74223  CAD              2,310             5/14/97
Buy Canadian dollars, Sell U.S. dollars                   .74267  CAD             (2,350)            5/14/97
Sell Danish krone, Buy U.S. dollars                       .15684  DKK              3,541             5/14/97
Buy Danish krone, Sell U.S. dollars                       .15533  DKK             (1,223)            5/14/97
Buy Danish krone, Sell U.S. dollars                       .15316  DKK               (467)            5/14/97
Sell European currency units, Buy U.S. dollars           1.16180  XEU              1,880             5/14/97
                                                                                 -------
                                                                                 $ 2,967
                                                                                 =======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


April 30, 1997


Assets
Investments, at value (Cost $16,394,716) (Note 1)  ......  $16,184,924
Cash  ...................................................        9,216
Interest receivable  ....................................      277,389
Receivable for securities sold   ........................      226,430
Receivable from Distributor (Note 3)   ..................       30,818
Receivable for open forward contracts  ..................        7,821
Deferred organization costs and other assets (Note 1)....       48,270
                                                            -----------
                                                            16,784,868
Liabilities
Payable for securities purchased    .....................      228,715
Accrued transfer agent and shareholder services
  (Note 2)  .............................................       14,344
Accrued management fee (Note 2)  ........................        7,373
Payable for open forward contracts  .....................        4,854
Accrued trustees' fees (Note 2)  ........................        4,002
Payable for fund shares redeemed    .....................          149
Other accrued expenses  .................................       56,459
                                                            -----------
                                                               315,896
                                                            -----------
Net Assets                                                 $16,468,972
                                                            ===========
Net Assets consist of:
Undistributed net investment income    ..................  $   105,503
Unrealized depreciation of investments    ...............     (209,792)
Unrealized appreciation of forward contracts and
  foreign currency   ....................................        2,589
Accumulated net realized loss    ........................      (74,047)
Shares of beneficial interest    ........................   16,644,719
                                                            -----------
                                                           $16,468,972
                                                            ===========
Net Asset Value, offering price and redemption price
  per share of Class C shares ($16,468,972 [divided by]
  1,727,276 shares of beneficial interest)   ............        $9.53
                                                            ===========


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the year ended April 30, 1997

Investment Income
Interest, net of foreign taxes of $750 ..................   $1,159,165
Expenses
Management fee (Note 2)    ..............................       92,595
Custodian fee  ..........................................       76,842
Transfer agent and shareholder services (Note 2)   ......       33,291
Reports to shareholders    ..............................       29,167
Audit fee   .............................................       20,354
Registration fees    ....................................       18,194
Amortization of organization costs (Note 1)  ............       17,626
Trustees' fees (Note 2)    ..............................       15,352
Legal fees  .............................................       10,643
Service fee--Class A (Note 5)    ........................        1,361
Miscellaneous  ..........................................       13,150
                                                            ----------
                                                               328,575
Expenses borne by the Distributor (Note 3)   ............     (200,948)
                                                            ----------
                                                               127,627
                                                            ----------
Net investment income   .................................    1,031,538
                                                            ----------
Realized and Unrealized Gain (Loss)
  on Investments, Forward Contracts
  and Foreign Currency
Net realized loss on investments (Notes 1 and 4)   ......      (91,465)
Net realized gain on forward contracts and foreign
  currency (Note 1)  ....................................       24,568
                                                            ----------
 Total net realized loss   ..............................      (66,897)
                                                            ----------
Net unrealized depreciation of investments   ............       (5,765)
Net unrealized depreciation of forward contracts and
  foreign currency   ....................................       (5,041)
                                                            ----------
 Total net unrealized depreciation  .....................      (10,806)
                                                            ----------
Net loss on investments, foreign currency and
  forward contracts  ....................................      (77,703)
                                                            ----------
Net increase in net assets resulting from operations   .    $  953,835
                                                            ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                           Year ended April 30
                                     -------------------------------
                                         1997             1996
                                     ---------------   -------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ............    $ 1,031,538      $  983,058
Net realized gain (loss) on
  investments, forward
  contracts and foreign
  currency*  .....................        (66,897)        426,304
Net unrealized depreciation of
  investments, forward
  contracts and foreign
  currency   .....................        (10,806)       (341,461)
                                      -----------      -----------
Net increase resulting from
  operations .....................        953,835       1,067,901
                                      -----------      -----------
Dividends from net
  investment income:
  Class A  ........................       (28,352)       (499,811)
  Class C  ........................    (1,049,495)       (491,281)
                                      -----------      -----------
                                       (1,077,847)       (991,092)
                                      -----------      -----------
Distributions from net
  realized gains:
  Class A  ........................        (4,744)        (85,667)
  Class C  ........................      (129,421)        (52,497)
                                      -----------      -----------
                                         (134,165)       (138,164)
                                      -----------      -----------
Net increase from fund share
  transactions (Note 6)  .........         59,232       2,769,590
                                      -----------      -----------
Total increase (decrease) in
  net assets    ..................       (198,945)      2,708,235
Net Assets
Beginning of year  ...............     16,667,917      13,959,682
                                      -----------      -----------
End of year (including
  undistributed net
  investment income of
  $105,503 and $156,154,
  respectively)    ...............    $16,468,972     $16,667,917
                                      ===========      ===========
*Net realized gain (loss) for
  Federal income tax
  purposes (Note 1)   ............    $   (13,811)    $   310,547
                                      ===========      ===========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1997


Note 1

State Street Research Intermediate Bond Fund (the "Fund"), is a series of State Street Research Securities Trust (the "Trust"), which was organized as a Massachusetts business trust in January, 1994 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in May, 1994. The Trust presently consists of two separate funds: State Street Research Intermediate Bond Fund and State Street Research Strategic Income Fund.

The investment objective of the Fund is to provide total return, consisting primarily of current income and secondarily of capital appreciation, commensurate with reasonable investment risk. In seeking to achieve this investment objective, the Fund invests primarily in a diversified portfolio of debt securities considered investment grade by one or more nationally recognized rating agencies or of comparable quality by the Fund's investment manager.

The Fund is authorized to issue four classes of shares. Only Class C shares are presently available for purchase. Class A, Class B and Class D shares are not being offered at this time. Effective March 27, 1997, the Fund discontinued offering Class A shares. Class A shares were subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.


C. Net Investment Income
Net investment income is determined daily and consists of interest accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.


D. Dividends
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended April 30, 1997, the Fund has designated as long-term $89,443 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.


E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At April 30, 1997, the Fund had a capital loss carryforward of $13,811 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on April 30, 2005.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1996 through April 30, 1997, the Fund incurred net capital losses of approximately $51,000 and intends to defer and treat such losses as arising in the fiscal year ended April 30, 1998.


F. Deferred Organization Costs
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.


G. Forward Contracts and Foreign Currencies
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.


H. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended April 30, 1997, the fees pursuant to such agreement amounted to $92,595.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Trust may be purchased. During the year ended April 30, 1997, the amount of such expenses was $9,712.

The fees of the Trustees not currently affiliated with the Adviser amounted to $15,352 during the year ended April 30, 1997.

STATE STREET RESEARCH INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended April 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $200,948.

Note 4

For the year ended April 30, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $11,484,016 and $10,323,425 (including $9,318,683 and $7,614,420 of U.S. Government securities), respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period May 1, 1996 to March 27, 1997, fees pursuant to such plan amounted to $1,361 for Class A.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At April 30, 1997, Metropolitan owned 1,406,327 Class C shares of the Fund and the Adviser owned 10,548 Class C shares of the Fund.

Share transactions were as follows:

                                                                         Year ended April 30
                                                                    -----------------------------
                                                                                1997
                                                                    -----------------------------
Class A                                                                 Shares         Amount
------------------------------------------------------------------- -------------- --------------
Shares sold  ......................................................         --      $       --
Issued upon reinvestment of distribution from net realized gains            --              --
Shares repurchased ................................................    (60,764)       (585,159)
                                                                      --------      ----------
Net decrease    ...................................................    (60,764)     $ (585,159)
                                                                      ========      ==========
Class C                                                                 Shares         Amount
------------------------------------------------------------------- -------------- --------------
Shares sold  ......................................................     74,900      $  718,964
Issued upon reinvestment of:
 Dividends from net investment income   ...........................     18,873         180,151
 Distributions from net realized gains  ...........................     13,453         129,421
Shares repurchased    .............................................    (39,884)       (384,145)
                                                                      --------      ----------
Net increase    ...................................................     67,342      $  644,391
                                                                      ========      ==========



                                                                                  1996
                                                                    --------------------------------
Class A                                                                 Shares           Amount
----------------------------------------------------------------------------------- ----------------
Shares sold  ......................................................          270     $      2,653
Issued upon reinvestment of distribution from net realized gains           8,595           84,835
Shares repurchased ................................................   (1,005,714)     (10,003,474)
                                                                     -----------     ------------
Net decrease    ...................................................     (996,849)    $ (9,915,986)
                                                                     ===========     ============
Class C                                                                 Shares           Amount
----------------------------------------------------------------------------------- -------------
Shares sold  ......................................................    1,290,402     $ 12,860,137
Issued upon reinvestment of:
 Dividends from net investment income   ...........................       12,035          118,427
 Distributions from net realized gains  ...........................        5,319           52,496
Shares repurchased    .............................................      (34,534)        (345,484)
                                                                     -----------     ------------
Net increase    ...................................................    1,273,222     $ 12,685,576
                                                                     ===========     ============

STATE STREET RESEARCH INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:


                                                                                            Class A
                                                               ------------------------------------------------------------------
                                                                                                    Year ended April 30
                                                                    May 1, 1996 to        ---------------------------------------
                                                                    March 27, 1997          1996**              1995***
                                                               -------------------------- ------------ --------------------------
Net asset value, beginning of year                                     $ 9.75               $ 9.66             $ 9.55
                                                                       ------               ------             ------
Net investment income*                                                   0.57                 0.59               0.54
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                                 (0.15)                0.10               0.01
                                                                       ------               ------             ------
  Total from investment operations                                       0.42                 0.69               0.55
                                                                       ------               ------             ------
Dividends from net investment income                                    (0.46)               (0.52)             (0.44)
Distributions from net realized gains                                   (0.08)               (0.08)                --
                                                                       ------               ------             -------
  Total distributions                                                   (0.54)               (0.60)             (0.44)
                                                                       ------               ------             -------
Net asset value, end of year                                           $ 9.63               $ 9.75             $ 9.66
                                                                       ======               ======             ======
Total return                                                             4.40%++              7.13%+             5.96%++
Net assets at end of year (000s)                                           --                 $593            $10,222
Ratio of operating expenses to average net assets*                       1.00%[dbldag]        1.00%              1.00%[dbldag]
Ratio of net investment income to average net assets*                    5.87%[dbldag]        5.91%              5.92%[dbldag]
Portfolio turnover rate                                                 68.61%              117.28%            157.75%
*Reflects voluntary assumption of fees or expenses per share
 in each year (Note 3)                                                  $0.12                $0.09              $0.11



                                                                                            Class C
                                                               ------------------------------------------------------------------
                                                                                      Year ended April 30
                                                               ------------------------------------------------------------------
                                                                         1997**               1996**                1995***
                                                               ---------------------- ----------------------- -------------------
Net asset value, beginning of year                                       $ 9.68               $ 9.67                $ 9.55
                                                                         ------               ------                ------
Net investment income*                                                     0.60                 0.61                  0.56
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                                   (0.05)                0.09                  0.02
                                                                         ------               ------                 -----
  Total from investment operations                                         0.55                 0.70                  0.58
                                                                         ------               ------                 -----
Dividends from net investment income                                      (0.62)               (0.61)                (0.46)
Distributions from net realized gains                                     (0.08)               (0.08)                  --
                                                                         ------               ------                 -----
  Total distributions                                                     (0.70)               (0.69)                (0.46)
                                                                         ------               ------                 -----
Net asset value, end of year                                             $ 9.53               $ 9.68                $ 9.67
                                                                         ======               ======                ======
Total return                                                               5.85%+               7.25%+                6.30%++
Net assets at end of year (000s)                                        $16,469              $16,075                 3,738
Ratio of operating expenses to average net assets*                         0.75%                0.75%                 0.75%[dbldag]
Ratio of net investment income to average net assets*                      6.14%                6.16%                 6.17%[dbldag]
Portfolio turnover rate                                                   68.61%              117.28%               157.75%
*Reflects voluntary assumption of fees or expenses per share
 in each year (Note 3).                                                   $0.11                $0.11                 $0.10

--------------------------------------------------------------------------------


[dbldag] Annualized

       + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
      ++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
      ** Per share figures have been calculated using the average shares method. *** May 16, 1994 (commencement of operations) to April 30, 1995.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Securities Trust and Shareholders of
State Street Research Intermediate Bond Fund:

We have audited the accompanying statement of assets and liabilities of State Street Research Intermediate Bond Fund, including the schedule of portfolio investments, as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Intermediate Bond Fund as of April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                         Coopers & Lybrand L.L.P.
Boston, Massachusetts
June 3, 1997

STATE STREET RESEARCH INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

For the twelve months ended April 30, 1997, Intermediate Bond Fund underperformed Lipper Analytical Services' Intermediate Investment Grade category. Fund management invested in bonds with longer maturities as interest rates were rising, aiming for higher yields. This strategy may have had a negative effect on Fund performance in the short term.

Investor expectations of economic strength and its effect on future inflation had a sizable impact on high-quality bonds. The economy showed both bursts of growth and slowdowns. As that occurred, investors adjusted their outlooks, which caused interest rates-- and bond prices--to fluctuate. Foreign investors were attracted to the U.S. bond market because of the U.S.'s favorable economic outlook and a strengthening dollar. Strong foreign demand also helped drive bond prices up.


Fund management reduced the portfolio's holdings in mortgage-backed securities and increased the Fund's position in U.S. Treasury securities. Yields in mortgage-backed securities declined relative to U.S. Treasuries and management believed that U.S. Treasuries represented better long-term value. Fund management also increased the Fund's duration, which improved its yield.

April 30, 1997

                      Change In Value Of $10,000 Based On
                    The Lehman Brothers Government/Corporate
                            Intermediate Bond Index
                    Compared To Change In Value Of $10,000
                      Invested In Intermediate Bond Fund

[tabular representation of line chart]

                          Average Annual Total Return
                           1 Year       Life of Fund
                        +5.85%/+4.54%  +6.56%/+5.34%

                       Class C Shares
                       Intermediate                   LB Gov't/Corporate
                       Bond Fund                      Bond Index
5/16/94                $ 1,000                         $ 1,000
4/30/95                 10,630                          10,644
4/30/96                 11,402                          11,479
4/30/97                 12,069                          12,214


All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the voluntary reduction of fund fees and expenses. The first figure reflects expense reduction; the second shows what results would have been without subsidization. The Lehman Brothers Government/Corporate Intermediate Bond index is a commonly used measure of bond market performance. The index is unmanaged. Direct investment in the index is not possible; results are for illustrative purposes only.

STATE STREET RESEARCH INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH SECURITIES
TRUST
--------------------------------------------------------------------------------

Fund Information


State Street Research
Intermediate Bond Fund
One Financial Center
Boston, MA 02111


Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111


Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111


Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032


Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110


Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109


Independent Accounts
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer


Bartlett R. Geer
Vice President


John H. Kallis
Vice President


Kim M. Peters
Vice President


Thomas A. Shively
Vice President


Elizabeth McCombs Westvold
Vice President


Gerard P. Maus
Treasurer


Joseph W. Canavan
Assistant Treasurer


Douglas A. Romich
Assistant Treasurer


Francis J. McNamara, III
Secretary and General Counsel


Darman A. Wing
Assistant Secretary and
Assistant General Counsel


Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company


Steve A. Garban
Retired; formerly Senior Vice President for Finance and Operations and Treasurer, The Pennsylvania State University


Malcolm T. Hopkins
Former Vice Chairman of the Board and Chief Financial
Officer, St. Regis Corp.


Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs


Robert A. Lawrence
Associate, Saltonstall & Co.


Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company


Thomas L. Phillips
Retired; formerly Chairman of the Board and Chief Executive Officer, Raytheon Company


Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.


Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School
of Management, Massachusetts
Institute of Technology


Jeptha H. Wade
Retired; formerly Of Counsel, Choate, Hall & Stewart

State Street Research Intermediate Bond Fund
One Financial Center
Boston, MA 02111


Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 600


Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
        State Street Research
        Shareholder Services
        P.O. Box 8408
        Boston, MA 02266-8408

[State Street Research Logo]


This report is prepared for the general information of current shareholders. When used in the general solicitation of investors, this report must be accompanied by a current State Street Research Intermediate Bond Fund prospectus. When used after June 30, 1997, this report must be accompanied by a current Quarterly Performance Update.
Portfolio changes should not be considered recommendations for action by individual investors.
The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  3975-970619(0798)SSR-LD                         IB-238E-697IBS

                              STATE STREET RESEARCH
                              STRATEGIC INCOME FUND

ANNUAL REPORT
April 30, 1997

WHAT'S INSIDE

Investment Update
About the Fund,
economy and markets

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

[DALBAR Logo]


For Excellence
in
Shareholder Service

                                                    STATE STREET RESEARCH FUNDS

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT UPDATE
--------------------------------------------------------------------------------

INVESTMENT ENVIRONMENT
The Economy
[bullet] Economic growth accelerated somewhat in the latter half of 1996 and continued to advance into the first few months of 1997, exceeding expectations.
[bullet] Consumer spending and industrial output steadily advanced during the eight months ended April 30, 1997. Wages continued to rise during the period, but consumer prices and inflation remained low.
[bullet] The Federal Reserve raised interest rates by one-quarter percent in March.

The Markets

[bullet] The Fed's tightening had a predictable effect on both the stock and bond markets. The bond market anticipated and then reacted to the Fed's action by experiencing negative returns for the first quarter of 1997 for most sectors. The stock market, as measured by the Dow Jones Industrial Average, experienced a sizable correction then resumed its ascent, setting a new high.
[bullet] After rallying in the second half of the year, bond performance lost momentum late in the fourth quarter of 1996 and into the first part of 1997, but rallied in April in most sectors. Since the Fund's inception through April 30, 1997, the Lehman Brothers Aggregate Bond Index gained +1.70%; the Merrill Lynch High Yield Index gained +8.50%; and the Salomon Brothers World Bond Index lost -2.32%.[1]
[bullet] The Standard & Poor's 500 Composite Index was up +24.50% for the eight-month period.[1]

THE FUND

Since The Fund's Inception
[bullet] For the eight months ended April 30, 1997, Strategic Income Fund's
         Class A shares provided a total return of 5.60%.[2] The Fund's A and C shares outperformed the average of the 74 fund classes in Lipper Analytical Services' multi-sector income category, which generated an average total return of 5.31% for the same period (returns do not reflect sales charges).
[bullet] The SEC yield for the Fund's Class A shares was 6.89% as of April 30,
         1997.
[bullet] The average credit quality of the Fund's bonds was A+ on April 30, 1997.

Current Strategy

[bullet] The Fund's flexible investment strategy enables it to maximize opportunity by investing in a broad selection of fixed-income sectors. Strategic Income Fund has 44% of its assets in U.S. government bonds, 41% in high-yield bonds, 11% in international bonds, and 4% in cash.
[bullet] We extended the Fund's duration to increase its yield and position it for longer-term higher total returns.
[bullet] Both high-grade and high-yield corporate bonds have benefited from an atmos phere of solid economic growth and strong corporate earnings. We shifted assets from the high-yield sector to the high-grade sector, as yields in the high-yield sector fell and we believed the high-quality sector represented better value.
[bullet] Since inception, the Fund's international sector has been invested in government bonds issued by the governments of Australia, Canada, Denmark, France, Italy, Spain, Sweden and the United Kingdom.

[1]The Lehman Brothers Aggregate Bond Index is a commmonly used measure of bond market performance. The Merrill Lynch High Yield Index is a commonly used measure of high-yield bond performance. The Salomon Brothers World Bond Index is a commonly used measure of international bond performance. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The indices are unmanaged and do not take transaction charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

[2]+4.96% for Class B shares; +5.76% for Class C shares; +4.96% for Class D shares. Returns do not reflect sales charges.

[3]All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

[4]Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable. Aggregate total returns are not annualized.

[5]Performance does not reflect sales charges, which, if reflected, would reduce performance. Aggregate total returns are not annualized.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended April 30, 1997)
--------------------------------------------------------------------------------

Aggregate Total Returns (8/30/96-3/31/97)
(at maximum applicable sales charge)[3,4]

             Life of Fund
            (since 8/30/96)
            ----------------
Class A        -0.49%
--------       ------
Class B        -1.37%
--------       ------
Class C        +4.34%
--------       ------
Class D        +2.63%

Aggregate Total Returns (8/30/96-4/30/97)
(do not reflect sales charge)[3,5]

             Life of Fund
            (since 8/30/96)
            ----------------
Class A        +5.60%
--------       ------
Class B        +4.96%
--------       ------
Class C        +5.76%
--------       ------
Class D        +4.96%

SEC Yield

Class A         6.89%
--------       ------
Class B         6.47%
--------       ------
Class C         7.47%
--------       ------
Class D         6.47%

SEC yield is based on the net investment income produced for the 30 days ended April 30, 1997.

How The Fund Is Invested
(by percentage of net assets)

Cash                              4%
International Bond Sector        11%
High-Yield Corporate Bond Sector 41%
U.S. Government Bond Sector      44%

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
April 30, 1997

                                              Principal         Maturity          Value
                                                Amount            Date           (Note 1)
                                        -------------------   ------------   -------------
FIXED INCOME SECURITIES 92.9%
  U.S. Treasury 35.4%
  U.S. Treasury Bond, 12.00% .........    $   1,975,000         8/15/2013      $ 2,752,044
  U.S. Treasury Bond, 9.875% .........        1,000,000        11/15/2015        1,294,060
  U.S. Treasury Bond, 8.125% .........        4,100,000         8/15/2021        4,603,521
  U.S. Treasury Bond, 6.25% ..........          400,000         8/15/2023          362,312
  U.S. Treasury Note, 6.125% .........        1,725,000         5/15/1998        1,726,880
  U.S. Treasury Note, 6.75% ..........        2,500,000         5/31/1999        2,521,475
  U.S. Treasury Note, 6.25% ..........        3,000,000         8/31/2000        2,981,250
  U.S. Treasury Note, 6.625% .........        2,750,000         7/31/2001        2,757,728
  U.S. Treasury Note, 7.50% ..........        2,575,000        11/15/2001        2,667,932
  U.S. Treasury Note, 6.25% ..........          625,000         2/28/2002          616,600
  U.S. Treasury Note, 7.875% .........        1,875,000        11/15/2004        2,003,325
  U.S. Treasury Note, 6.50% ..........        2,050,000         8/15/2005        2,019,578
  U.S. Treasury Note, 3.375% .........          327,353         1/15/2007          322,135
                                                                                ----------
                                                                                26,628,840
                                                                                ----------
  U.S. Agency Mortgage 8.2%
  Federal National Mortgage
    Association, 9.00% ...............          908,315         5/01/2009          957,037
  Federal National Mortgage
    Association, 8.00% ...............          470,296         5/01/2016          482,928
  Federal National Mortgage
    Association TBA, 7.50% ...........        1,000,000         7/17/2012        1,007,734
  Government National Mortgage
    Association, 8.00% ...............        1,968,281        11/15/2017        2,021,286
  Government National Mortgage
    Association, 6.50% ...............          534,946         1/15/2024          502,678
  Government National Mortgage
    Association, 7.50% ...............          563,745         9/15/2025          559,517
  Government National Mortgage
    Association, 7.00% ...............          660,121         4/15/2026          638,455
                                                                                ----------
                                                                                 6,169,635
                                                                                ----------


  Foreign Government 11.1%            Australian Dollar
  Government of Australia, 7.50%  ....          500,000         7/15/2005          384,481
  Government of Australia, 10.00%  ...        4,025,000         2/15/2006        3,572,906
                                        Canadian Dollar
  Government of Canada, 0.00% ........        1,425,000        10/16/1997        1,006,293
                                 European Currency Unit
  Government of France, 8.00% ........          475,000         4/25/2003          600,177
                                           Italian Lira
  Republic of Italy, 9.50% ..........     2,075,000,000         2/01/2001        1,307,528
                                         Spanish Peseta
  Government of Spain, 10.90% ........       96,000,000         8/30/2003          808,618
                                         Pound Sterling
  U.K. Treasury, 9.75% ...............          400,000         8/27/2002          717,382
                                                                            --------------
                                                                                 8,397,385
                                                                            --------------
                                              Principal         Maturity          Value
                                                Amount            Date           (Note 1)
                                        -------------------   ------------   -------------
Finance/Mortgage 3.1%
BankAmerica Institutional
  Capital Series B, 7.70%+   ......            $500,000        12/31/2026       $   472,560
Citicorp Capital Sec. Note,
  7.93%  ..........................             550,000         2/15/2027           539,979
Prudential Home Mortgage
  Securities Co. Series 93-45
  A-2 PAC, 6.75%    ...............             362,864        11/25/2007           352,203
Prudential Home Mortgage
  Securities Co. Series 93-47
  A-11 PAC, 6.10%   ...............             375,000        12/25/2023           339,844
Prudential Home Mortgage
  Securities Co. Series 94
  PAC, 6.50%  .....................             175,000         2/25/2024           164,225
Wells Fargo Capital Sec. Note,
  7.73%+ ..........................             500,000        12/01/2026           469,025
                                                                                -----------
                                                                                  2,337,836
                                                                                -----------
Corporate 35.1%
Advanced Radio Telecom Corp.
  Unit, 14.00%   ..................             250,000         2/15/2007           265,000
Alvey Systems Inc. Sr. Sub.
  Note, 11.375%  ..................             500,000         1/31/2003           515,000
American Telecasting Inc.
  Sr. Disc. Note, 0.00% to
  6/14/99, 14.50% from
  6/15/99 to maturity  ............             450,000         6/15/2004           153,000
Benedek Communications Corp.
  Sr. Sub. Note, 0.00% to
  5/14/2001, 13.25% from
  5/15/2001 to maturity   .........           1,500,000         5/15/2006           862,500
Busse Broadcasting Corp. Sr.
  Sec. Note, 11.625%   ............             500,000        10/15/2000           526,250
Cafeteria Operators L.P. Sr. Sec.
  Note, 12.00%   ..................             500,000        12/31/2000           480,000
Capstar Broadcasting Partners
  Sr. Note, 0.00% to
  1/31/2002, 12.75% from
  2/1/2002 to maturity+   .........             500,000         2/01/2009           278,750
CHC Helicopter Corp. Sr. Sub.
  Note, 11.50%   ..................           1,000,000         7/15/2002         1,030,000
Clearnet Communications Inc.
  Sr. Note, 0.00% to
  12/14/2000, 14.75% from
  12/15/2000 to maturity  .........             500,000        12/15/2005           305,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

                                              Principal         Maturity           Value
                                               Amount             Date           (Note 1)
                                             ------------     ------------     -------------
Corporate (cont'd)
Coleman Worldwide Corp. Sr.
  Sec. Liquid Yield Option
  Note, 0.00% ............................     $4,000,000       5/27/2013       $ 1,230,000
Empire Gas Corp. Sr. Sec.
  Note, 7.00% to 7/14/99,
  12.875% from 7/15/99 to
  maturity ...............................        750,000       7/15/2004           652,500
Envirosource Inc. Note, 9.75%   ..........      1,500,000       6/15/2003         1,462,500
Geotek Communications Inc.
  Sr. Note Series B, 0.00% to
  7/14/2000, 15.00% from
  7/15/2000 to maturity   ................        250,000       7/15/2005           137,500
Grand Union Co. Sr. Note,
  12.00%   ...............................        250,000       9/01/2004           238,750
Intertek Financial Corp. Sr. Sub.
  Note, 10.25%+  .........................        500,000      11/01/2006           517,500
Ionica PLC Sr. Note, 13.50%  .............      1,000,000       8/15/2006         1,010,000
L3 Communications Corp. Sr.
  Sub. Note, 10.375%+  ...................        250,000       5/01/2007           257,500
La Petite Holdings Corp. Sr.
  Sec. Note, 9.625% ......................      1,500,000       8/01/2001         1,455,000
Marcus Cable Co. L.P. Sr. Deb.,
  11.875%  ...............................        500,000      10/01/2005           522,500
Mobile Telecommunication
  Technology, Inc. Sr. Sub.
  Disc. Note, 13.50%   ...................        750,000      12/15/2002           742,500
Muzak L.P. Sr. Note, 10.00%  .............        250,000      10/01/2003           252,500
NS Group Inc. Sr. Sec. Note,
  13.50%   ...............................        250,000       7/15/2003           275,000
Orion Network Systems Inc. Sr.
  Unit, 11.25%   .........................      1,000,000       1/15/2007         1,000,000
Outdoor Systems Inc. Sr. Sub.
  Note, 9.375%   .........................        500,000      10/15/2006           491,375
Packaging Resources Inc. Sr.
  Sec. Note, 11.625%   ...................        750,000       5/01/2003           772,500
Pagemart Inc. Sr. Disc. Exch.
  Note, 0.00% to 10/31/98,
  12.25% from 11/1/98 to
  maturity ...............................        750,000      11/01/2003           596,250
Premier Parks Inc. Sr. Note,
  12.00%   ...............................        500,000       8/15/2003           550,000
Pricellular Wireless Corp. Sr.
  Note, 10.75%   .........................        125,000      11/01/2004           128,750
Quest Diagnostics Inc. Sr. Sub.
  Note, 10.75%   .........................        750,000      12/15/2006           789,375


                                              Principal         Maturity           Value
                                               Amount             Date           (Note 1)
                                             ------------     ------------     -------------
RSL Communications Ltd. Unit,
  12.25%+  ...............................     $  500,000       11/15/2006      $   500,000
Sheffield Steel Corp. First
  Mortgage Note, 12.00%   ................        750,000       11/01/2001          705,000
Spanish Broadcasting Systems
  Inc. Sr. Note, 7.50% ...................      1,000,000        6/15/2002        1,070,000
Spinnaker Industries Inc. Sr.
  Sec. Note, 10.75%+   ...................        250,000       10/15/2006          252,500
Star Market Inc. Sr. Sub. Note,
  13.00%   ...............................        500,000       11/01/2004          560,000
Sun Media Corp. Sr. Sub. Note,
  9.50%+   ...............................        500,000        2/15/2007          482,500
Tekni Plex Inc. Sr. Sub. Note,
  11.25%+  ...............................        500,000        4/01/2007          518,750
Tokheim Corp. Sr. Sub. Note,
  11.50%   ...............................      1,000,000        8/01/2006        1,065,000
Tracor Inc. Sr. Sub. Note,
  8.50%+   ...............................        250,000        3/01/2007          245,000
TransAmerican Refining Corp.
  Sr. Note, 0.00% to 2/14/98,
  18.50% from 2/15/98 to
  8/14/98, 18.00% from
  8/15/98 to maturity  ...................        500,000        2/15/2002          533,750
TransTexas Gas Corp. Sr. Sec.
  Note, 11.50%   .........................      1,000,000        6/15/2002        1,112,500
U.S.A. Mobile Communications
  Inc. Sr. Note, 14.00%   ................      1,000,000       11/01/2004        1,015,000
Wireless One Inc. Sr. Disc.
  Note, 13.00%   .........................      1,000,000       10/15/2003          650,000
Wireless One Inc. Sr. Note,
  0.00% to 7/31/2001, 13.50%
  from 8/1/2001 to maturity  .............        750,000        8/01/2006          213,750
                                                                               ------------
                                                                                 26,421,250
                                                                               ------------
Total Fixed Income Securities (Cost $70,591,949)  ........................       69,954,946
                                                                               ------------

--------------------------------------------------------------------------------
                                                                    Shares
--------------------------------------------------------------------------------
COMMON STOCKS & OTHER 2.6%
Ameriking Inc. Com.+   .............................                   300           15,000
Ameriking Inc. Sr. Exch. Pfd.*  ....................                12,000          318,000
Hollinger International, Inc. Cv. Pfd. .............               140,000        1,452,500
Ionica PLC Wts.+ ...................................                 1,000          145,000
Wireless One Inc. Wts.*   ..........................                   750              375
                                                                               ------------
Total Common Stocks & Other (Cost $1,934,511)  .....                              1,930,875
                                                                               ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              Principal         Maturity           Value
                                               Amount             Date           (Note 1)
                                             ------------     ------------     -------------
SHORT-TERM OBLIGATIONS 5.9%
American Express Credit Corp.,
  5.48%  ........................             $  774,000        5/01/1997       $   774,000
American Express Credit Corp.,
  5.50%  ........................              2,008,000        5/02/1997         2,008,000
J.P. Morgan & Co. Inc., 5.60%   .              1,668,000        5/01/1997         1,668,000
                                                                              -------------
Total Short-Term Obligations (Cost $4,450,000) ............                       4,450,000
                                                                              -------------
Total Investments (Cost $76,976,460)--101.4%...............                      76,335,821
Cash and Other Assets, Less Liabilities--(1.4%)   .........                      (1,049,244)
                                                                              --------------
Net Assets--100.0% .........................................                    $75,286,577
                                                                              ==============

Federal Income Tax Information:
At April 30, 1997, the net unrealized
  depreciation of investments based on cost
  for Federal income tax purposes of
  $77,006,663 was as follows:
Aggregate gross unrealized appreciation for
  all investments in which there is an excess
  of value over tax cost                                                        $   746,100
Aggregate gross unrealized depreciation for
  all investments in which there is an excess
  of tax cost over value                                                         (1,416,942)
                                                                              --------------
                                                                                $  (670,842)
                                                                              ==============

--------------------------------------------------------------------------------
  * Nonincome-producing securities
  + Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at April 30, 1997 were $4,076,068 and $4,154,085 (5.52% of net assets), respectively.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

Forward currency exchange contracts outstanding at April 30, 1997 are as follows:

                                                                                              Unrealized
                                                                                             Appreciation    Delivery
                                                         Total Value        Contract Price  (Depreciation)     Date
--------------------------------------------------  ---------------------- ---------------- --------------- ----------
Sell Australian dollars, Buy U.S. dollars                2,120,000   AUD     .75570    AUD     $(50,974)      5/14/97
Buy Australian dollars, Sell U.S. dollars                  341,300   AUD     .77567    AUD        1,391       5/14/97
Sell Australian dollars, Buy U.S. dollars                  948,300   AUD     .75560    AUD      (22,896)      5/14/97
Sell Australian dollars, Buy U.S. dollars                2,075,000   AUD     .77920    AUD         (569)      7/24/97
Sell Danish krone, Buy U.S. dollars                     11,212,000   DKK     .15684    DKK       55,899       5/14/97
Buy Danish krone, Sell U.S. dollars                      3,182,000   DKK     .15622    DKK      (13,884)      5/14/97
Buy Danish krone, Sell U.S. dollars                      8,030,000   DKK     .15316    DKK      (10,482)      5/14/97
Buy Danish krone, Sell U.S. dollars                      1,650,000   DKK     .15305    DKK       (1,972)      5/14/97
Sell Danish krone, Buy U.S. dollars                      1,650,000   DKK     .15680    DKK        8,149       5/14/97
Sell Spanish peseta, Buy U.S. dollars                   68,500,000   ESP     .00702    ESP       12,125       5/14/97
Buy Spanish peseta, Sell U.S. dollars                   53,300,000   ESP     .00701    ESP       (9,120)      5/14/97
Sell Spanish peseta, Buy U.S. dollars                   91,000,000   ESP     .00693    ESP        7,723       7/24/97
Sell Pound sterling, Buy U.S. dollars                      425,000   GBP    1.63700    GBP        7,966       7/24/97
Sell Italian lira, Buy U.S. dollars                  1,725,000,000   ITL     .00060    ITL       33,866       5/14/97
Sell Italian lira, Buy U.S. dollars                    325,000,000   ITL     .00060    ITL        4,294       5/14/97
Sell European currency units, Buy U.S. dollars             530,000   XEU    1.16180    XEU       17,791       5/14/97
                                                                                            ---------------
                                                                                               $ 39,307
                                                                                            ===============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 1997

Assets
Investments, at value (Cost $76,976,460) (Note 1)               $76,335,821
Cash                                                                  1,820
Receivable for securities sold                                    1,389,549
Interest and dividends receivable                                 1,604,646
Receivable for fund shares sold                                     331,523
Receivable for open forward contracts                               149,204
Receivable from Distributor (Note 3)                                 20,740
Deferred organization costs and other assets (Note 1)                80,645
                                                             --------------
                                                                 79,913,948
Liabilities
Payable for securities purchased                                  4,030,501
Dividends payable                                                   321,993
Payable for open forward contracts                                  109,897
Accrued management fee (Note 2)                                      44,588
Accrued distribution and service fees (Note 5)                       29,347
Accrued trustees' fees (Note 2)                                       7,675
Payable for fund shares redeemed                                      5,463
Accrued transfer agent and shareholder services (Note 2)              2,101
Other accrued expenses                                               75,806
                                                             --------------
                                                                  4,627,371
                                                             --------------
Net Assets                                                      $75,286,577
                                                             ==============
Net Assets consist of:
 Undistributed net investment income                            $   150,952
 Unrealized depreciation of investments                            (640,639)
 Unrealized appreciation of forward contracts and  foreign
  currency                                                           34,411
 Accumulated net realized gain                                      149,838
 Shares of beneficial interest                                   75,592,015
                                                             --------------
                                                                $75,286,577
                                                             ==============
Net Asset Value and redemption price per share of Class A
  shares ($36,110,259 / 5,115,405 shares of beneficial
  interest)                                                           $7.06
                                                                      =====
Maximum Offering Price per share of Class A shares ($7.06 /
  .955)                                                               $7.39
                                                                      =====
Net Asset Value, offering price and redemption price per
  share of Class B shares ($19,678,491 / 2,792,908 shares of
  beneficial interest)*                                               $7.05
                                                                      =====
Net Asset Value, offering price and redemption price per
  share of Class C shares ($10,908,001 / 1,545,163 shares of
  beneficial interest)                                                $7.06
                                                                      =====
Net Asset Value and offering price and redemption price per
  share of Class D shares ($8,589,826 / 1,219,128 shares of
  beneficial interest)*                                               $7.05
                                                                      =====
--------------------------------------------------------------------------------
*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the period August 30, 1996 (commencement of operations) to April 30, 1997

Investment Income
Interest, net of foreign taxes of $23,786                       $3,153,766
Dividends                                                           66,571
                                                            --------------
                                                                 3,220,337
Expenses
Management fee (Note 2)                                            277,871
Custodian fee                                                       83,073
Service fee--Class A (Note 5)                                       50,918
Distribution and service fees--Class B (Note 5)                     67,417
Distribution and service fees--Class D (Note 5)                     36,591
Registration fees                                                   29,023
Reports to shareholders                                             22,138
Audit fee                                                           17,313
Trustees' fees (Note 2)                                             11,600
Amortization of organization costs (Note 1)                         10,810
Legal fees                                                           9,895
Transfer agent and shareholder services (Note 2)                     6,321
Miscellaneous                                                        3,016
                                                            --------------
                                                                   625,986
Expenses borne by the Distributor (Note 3)                         (63,516)
                                                            --------------
                                                                   562,470
                                                            --------------
Net investment income                                            2,657,867
                                                            --------------
Realized and Unrealized Gain (Loss) on Investments, Foreign
  Currency and Forward Contracts
Net realized loss on investments (Notes 1 and 4)                  (350,254)
Net realized gain on forward contracts and foreign currency
  (Note 1)                                                         628,169
                                                            --------------
 Total net realized gain                                           277,915
                                                            --------------
Net unrealized depreciation of investments                        (640,639)
Net unrealized appreciation of forward contracts and foreign
  currency                                                          34,411
                                                            --------------
 Total net unrealized depreciation                                (606,228)
                                                            --------------
Net loss on investments, foreign currency and forward
  contracts                                                       (328,313)
                                                            --------------
Net increase in net assets resulting from operations            $2,329,554
                                                            ==============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the period August 30, 1996 (commencement of operations) to  April 30, 1997

Increase (Decrease) in Net Assets
Operations:
Net investment income                                           $ 2,657,867
Net realized gain on investments, foreign currency and
  forward contracts                                                 277,915
Net unrealized depreciation of investments, foreign currency
  and forward contracts                                            (606,228)
                                                             --------------
Net increase resulting from operations                            2,329,554
                                                             --------------
Dividend from net investment income:
 Class A                                                         (1,394,457)
 Class B                                                           (441,102)
 Class C                                                           (442,284)
 Class D                                                           (234,066)
                                                             --------------
                                                                 (2,511,909)
                                                             --------------
Distribution from net realized gains:
 Class A                                                            (69,832)
 Class B                                                            (23,447)
 Class C                                                            (21,004)
 Class D                                                            (12,082)
                                                             --------------
                                                                   (126,365)
                                                             --------------
Net increase from fund share transactions (Note 6)               75,595,297
                                                             --------------
Total increase in net assets                                     75,286,577
Net Assets
Beginning of period                                                      --
                                                             --------------
End of period (including undistributed net investment income
  of $150,952)                                                  $75,286,577
                                                             ==============
*Net realized gain for Federal income tax purposes (Note 1)     $   306,405
                                                             ==============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1997

Note 1

State Street Research Strategic Income Fund (the "Fund"), is a series of State Street Research Securities Trust (the "Trust"), which was organized as a Massachusetts business trust in January, 1994 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1996. The Trust consists presently of two separate funds: State Street Research Strategic Income Fund and State Street Research Intermediate Bond Fund.

The investment objective of the Fund is to provide high current income consistent with overall total return. In seeking to achieve its investment objective, the Fund invests primarily in U.S. Government securities; high yield, high risk debt securities (commonly known as "junk bonds"), as well as investment grade debt, of U.S. issuers; and international debt securities of governmental and private issuers.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

C. Net Investment Income
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends
Dividends from net investment income are declared daily and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the period August 30, 1996 (commencement of operations) to April 30, 1997, the fees pursuant to such agreement amounted to $277,871.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the period August 30, 1996 (commencement of operations) to April 30, 1997, the amount of such expenses was $6,254.

The fees of the Trustees not currently affiliated with the Adviser amounted to $11,600 during the period August 30, 1996 (commencement of operations) to April 30, 1997.

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the period August 30, 1996 (commencement of operations) to April 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $63,516.

Note 4
For the period August 30, 1996 (commencement of operations) to April 30, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $127,762,990 and $55,108,235 (including $52,903,199 and
$20,097,941 of U.S. Government securities), respectively.

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 5
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period August 30, 1996 (commencement of operations) to April 30, 1997, fees pursuant to such plan amounted to $50,918, $67,417 and $36,591 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $33,102 and $137,979, respectively, on sales of Class A shares of the Fund during the period August 30, 1996 (commencement of operations) to April 30, 1997, and that MetLife Securities, Inc. earned commissons aggregating $213,262 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $10,985 and $6,571 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At April 30, 1997, Metropolitan owned 3,579,343 Class A shares and 1,288,560 Class C shares of the Fund and the Adviser owned one share of each of Class A, Class B, Class C and Class D shares of the Fund.

Share transactions were as follows:

                                                        August 30, 1996
                                                        (Commencement of
                                                         Operations) to
                                                         April 30, 1997
                                                  -----------------------------
Class A                                              Shares          Amount
 ----------------------------------------------- --------------  --------------
Shares sold                                        5,223,108      $36,828,959
Issued upon reinvestment of:
 Dividend from net investment income                  28,848          206,117
 Distribution from net realized gains                  9,432           68,100
Shares repurchased                                  (145,983)      (1,045,400)
                                                 --------------  --------------
Net increase                                       5,115,405      $36,057,776
                                                 ==============  ==============

Class B                                              Shares          Amount
 ----------------------------------------------- --------------  --------------
Shares sold                                        2,999,935      $21,442,086
Issued upon reinvestment of:
 Dividend from net investment incom                   25,978          185,010
 Distribution from net realized gains                  2,030           14,616
Shares repurchased                                  (235,035)      (1,686,127)
                                                 --------------  --------------
Net increase                                       2,792,908      $19,955,585
                                                 ==============  ==============

 Class C                                             Shares         Amount
 ----------------------------------------------- --------------  --------------
Shares sold                                        1,545,061      $10,861,897
Issued upon reinvestment of:
 Dividend from net investment income                   2,993           21,210
 Distribution from net realized gains                  2,899           20,952
Shares repurchased                                    (5,790)         (41,454)
                                                 --------------  --------------
Net increase                                       1,545,163      $10,862,605
                                                 ==============  ==============
Class D                                              Shares          Amount
 ----------------------------------------------- --------------  --------------
Shares sold                                        1,451,840      $10,376,070
Issued upon reinvestment of:
 Dividend from net investment income                   6,358           45,216
 Distribution from net realized gains                  1,044            7,497
Shares repurchased                                  (240,114)      (1,709,452)
                                                 --------------  --------------
Net increase                                       1,219,128      $ 8,719,331
                                                 ==============  ==============

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding from August 30, 1996 (commencement of operations) to April 30, 1997**

                                                               Class A     Class B     Class C     Class D
 ----------------------------------------------------------- ----------- ----------- -----------  -----------
Net asset value, beginning of period                              $7.00       $7.00       $7.00       $7.00
                                                             ----------- ----------- -----------  -----------
Net investment income*                                             0.38        0.31        0.39        0.32
Net realized and unrealized gain on investments, foreign
  currency and forward contracts                                   0.01        0.04        0.02        0.03
                                                             ----------- ----------- -----------  -----------
  Total from investment operations                                 0.39        0.35        0.41        0.35
                                                             ----------- ----------- -----------  -----------
Dividend from net investment income                               (0.31)      (0.28)      (0.33)      (0.28)
Distribution from net realized gains                              (0.02)      (0.02)      (0.02)      (0.02)
                                                             ----------- ----------- -----------  -----------
  Total distributions                                             (0.33)      (0.30)      (0.35)      (0.30)
                                                             ----------- ----------- -----------  -----------
Net asset value, end of period                                    $7.06       $7.05       $7.06       $7.05
                                                             =========== =========== ===========  ===========
Total return                                                       5.60%+      4.96%+      5.76%+      4.96%+
Net assets at end of period (000s)                              $36,110     $19,678     $10,908      $8,590
Ratio of operating expenses to average net assets*                 1.35%++     2.10%++     1.10%++     2.10%++
Ratio of net investment income to average net assets*              7.30%++     6.73%++     7.51%++     6.67%++
Portfolio turnover rate                                          110.37%     110.37%     110.37%     110.37%
*Reflects voluntary assumption of fees or expenses per
 share (Note 3)                                                   $0.01       $0.01       $0.01       $0.01

 + Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
++ Annualized.
** Per share figures have been calculated using the average shares method.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Securities Trust and Shareholders of
State Street Research Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of State Street Research Strategic Income Fund, including the schedule of portfolio investments, as of April 30, 1997, and the related statements of operations and changes in net assets and the financial highlights for the period August 30, 1996 (commencement of operations) to April 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Strategic Income Fund as of April 30, 1997, the results of its operations and changes in its net assets and the financial highlights for the period August 30, 1996 (commencement of operations) to April 30, 1997, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
June 3, 1997

STATE STREET RESEARCH STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH SECURITIES
TRUST
--------------------------------------------------------------------------------

Fund Information
State Street Research
Strategic Income Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 0211

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Officers
Ralph F. Verni
Chairman of the Board, President and Chief Executive Officer

Bartlett R. Geer
Vice President

John H. Kallis
Vice President

Kim M. Peters
Vice President

Thomas A. Shively
Vice President

Elizabeth McCombs Westvold
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees
Ralph F. Verni
Chairman of the Board, President, Chief Executive Officer and Director, State Street Research & Management Company

Steve A. Garban
Retired; formerly Senior Vice President for Finance and Operations and Treasurer, The Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the Board and Chief Financial Officer, St. Regis Corp.

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust Company of New York); presently engaged in private investments and civic affairs

Robert A. Lawrence
Associate, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive Vice President, Chief Operating Officer and Director, Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of the Board and Chief Executive Officer, Raytheon Company

Toby Rosenblatt
President, The Glen Ellen Company Vice President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of Management, Massachusetts Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel, Choate, Hall & Stewart

State Street Research Strategic Income Fund
One Financial Center
Boston, MA 02111


Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 600


Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
        State Street Research
        Shareholder Services
        P.O. Box 8408
        Boston, MA 02266-8408

[State Street Research Logo]


This report is prepared for the general information of current shareholders.

When used in the general solicitation of investors, this report must be accompanied by a current State Street Research Strategic Income Fund prospectus. When used after June 30, 1997, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER:  3976-970619(0798)SSR-LD                         SI-666E-697IBS
                     Cover Illustration by Dorothy Cullinan